SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

March 22, 2004

PACER HEALTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	000-28729	11-3144463
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7759 N.W. 146th Street, Miami Lakes, Florida	33016
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(305) 828-7660

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition of Disposition of Assets.

On March 22, 2004, Pacer Health Management Corporation (“Pacer Management”), a Louisiana  corporation and a wholly-owned subsidiary of Pacer Health Corporation (“Pacer”) entered  into an Asset Purchase Agreement (the  “Agreement”) with Camelot Specialty Hospital of Cameron,  LLC (“Camelot”), a Louisiana limited liability company, to acquire certain assets used by Camelot in connection with its operation of South Cameron Memorial Hospital.  Under the Agreement, Pacer Management assumed certain obligations and liabilities of Camelot.  In consideration for the assets, Pacer issued fifty million (50,000,000) shares of its common stock to the seller.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Camelot Specialty Hospital of Cameron, LLC (d/b/a South Cameron Memorial Hospital)

(b) Not applicable

(c) Exhibit No. Description

Exhibit	Description	Location
Exhibit 99.1	Asset Purchase Agreement, dated March 22, 2004, by and between Pacer Health Management Corporation and Camelot Specialty Hospital of Cameron, L.L.C.	Filed as an exhibit to Pacer’s Form 8-K filed with the SEC on May 4, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2005
Pacer Health Corporation

By: /s/ J. Antony Chi
Name: J. Antony Chi
Title: Chief Financial Officer

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Camelot Specialty Hospital of Cameron, LLC

(d/b/a South Cameron Memorial Hospital)

Index To Financial Statements

Report of Independent Registered Public Accounting Firm

Financial Statements:

Balance Sheets at March 31, 2004 and December 31, 2003

Statements of Operations for the Period January 1, 2004

  through March 31, 2004 and the Years Ended

  December 31, 2003 and 2002

Statements of Partners’ Capital for the Period from

  January 1, 2004 through March 31, 2004 and the

  Years Ended December 31, 2003 and 2002

Statements of Cash Flows for the Period from January 1, 2004 through March 31, 2004 and the Years Ended

  December 31, 2003 and 2002

Notes to the Financial Statements

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of:

Pacer Health Corporation

We have audited the accompanying balance sheets of Camelot Specialty Hospital of Cameron, LLC (d/b/a South Cameron Memorial Hospital) as of March 31, 2004 and December 31, 2003, and the related statements of operations, partner’s capital, and cash flows for the period from January 1, 2004 to March 31, 2004 and the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Camelot Specialty Hospital of Cameron, LLC (d/b/a South Cameron Memorial Hospital) at March 31, 2004 and December 31, 2003, and the results of its operations and its cash flows for the period from January 1, 2004 to March 31, 2004 and the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

SALBERG & COMPANY, P.A.

Boca Raton, Florida

April 27, 2005

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PART I

Item 1.  Financial Statements

Camelot Specialty Hospital of Cameron, LLC

(d/b/a South Cameron Memorial Hospital)

Balance Sheets

March 31, 2004 and December 31, 2003

ASSETS

Current Assets	March 31, 2004	December 31, 2003
Patient receivables, net	$ 1,002,724	$ 789,621
Other receivables	-	182,684
Prepaids and other current assets	26,000	25,000
Total Current Assets	1,028,724	997,305

Equipment, net	48,170	32,121

Total Assets	$ 1,076,894	$ 1,029,426

LIABILITIES AND PARTNERS’ CAPITAL

Current Liabilities
Cash Overdraft	$ 82,428	$ 223,886
Accounts payable	1,271,856	1,241,447
Payables Due to Related Party	566,411	589,627
Accrued wages	83,073	33,126
Accrued interest payable	78,730	54,178
Notes payable	13,796	23,333
Payroll taxes payable	857,503	790,069
Medicare payable	1,358,798	1,358,821
Total Current Liabilities	4,312,595	4,314,487

Total Liabilities	4,312,595	4,314,487

Partners’ Capital
Partners’ Capital	(3,235,701)	(3,285,061)
Total Partner’s Capital	(3,235,701)	(3,285,061)

Total Liabilities and Partners’ Capital	$ 1,076,894	$ 1,029,426

See accompanying notes to financial statements

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Camelot Specialty Hospital of Cameron, LLC (d/b/a South Cameron Memorial Hospital)
Statements Of Operations
For the Period From January 1, 2004 to March 31, 2004 and For The Years Ended December 31, 2003 and 2002
	For The Period Ended March 31,	For The Year Ended December 31,
	2004	2003	2002
Patient Revenues, net	$ 2,145,893	$ 7,005,166	$ 6,685,827

OPERATING EXPENSES:
Payroll and related expenses	799,308	3,427,765	xxxxxxxxx 3,601,169
Contracted medical personnel	280,473	1,327,735	1,133,514
Medical supplies	124,710	702,971	619,652
Bad debt expense	390,576	960,206	539,800
Bad debt expense – Related Party	47,904	190,228	-
Occupancy	115,465	564,529	531,734
Insurance	82,881	223,344	326,860
General and administrative	219,480	527,866	1,054,394

TOTAL OPERATING EXPENSES	2,060,797	7,924,644	7,807,123

INCOME/(LOSS) FROM OPERATIONS	85,096	(919,478)	(1,121,296)

OTHER EXPENSE
Other Expense	(3,116)	(22,307)	-
Interest Expense	(32,620)	(22,324)	(30,009)
TOTAL OTHER EXPENSE	(35,735)	(44,631)	(30,009)

NET INCOME (LOSS)	$ 49,360	$ (964,109)	$ (1,151,305)

See accompanying notes to financial statements.
			F-3

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Camelot Specialty Hospital of Cameron, LLC (d/b/a South Cameron Memorial Hospital)
Statement of Partner’s Capital
For the Period From January 1, 2004 to March 31, 2004 and For the Years Ended December 31, 2003 and 2002

Partners' deficiency, December 31, 2001	$ (1,169,647)
Net loss, 2002	(1,151,305)

Partners' deficiency, December 31, 2002	(2,320,952)
Net loss, 2003	(964,109)

Partners' deficiency, December 31, 2003	(3,285,061)
Net Income, January 1, 2004 – March 31, 2004	49,360

Partners' deficiency, March 31, 2004	$ (3,235,701)

See accompanying notes to financial statements. F-4

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Camelot Specialty Hospital of Cameron, LLC (d/b/a South Cameron Memorial Hospital)
Statement Of Cash Flows
For The Period From January 1, 2004 to March 31, 2004 and the Years Ended December 31, 2003 and 2002
	For The Period Ended March 31,	For The Year Ended December 31,
	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$49,360	$(964,109)	$(1,151,305)
Adjustments to reconcile net income (loss) to net cash
Provided By (Used In) operating activities:
Depreciation	1,409	6,129	10,915
Bad debt expense	390,576	960,206	539,800
Bad debt expense – Related Party	47,904	190,228	-
Changes in operating assets and liabilities:
(Increase) Decrease
Accounts Receivable	(603,679)	(1,006,134)	(629,248)
Prepaids	(1,000)	(25,000)	-
Due from factor	-	55,529	(55,529)
Other receivables	182,684	(12,692)	530
Due from related party	(47,904)	(190,228)	-
Increase (Decrease)
Accounts payable and accrued liabilities	30,427	399,260	408,443
Deferred Revenue	613	(100,000)	(204,189)
Accrued Interest Payable	24,552	3,709	35,563
Accrued Wages	49,947	9,572	6,856
Accrued Payroll Taxes	67,434	311,353	252,472
Management fee payable – related party	-	-	(300,000)
Medicare Payable	(23)	517,354	373,983
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	192,300	155,177	(711,709)

CASH FLOWS FROM INVESTING ACTIVITY:
Acquisition of Equipment	(32,545)
Proceeds from disposal of Equipment	15,087	-	-
NET CASH PROVIDED BY INVESTING ACTIVITIES	(17,458)	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (repayments on) cash overdraft	(141,458)	174,010	(82,908)
Proceeds from related party loan	-	-	589,627
Repayments to related party	(23,216)	-	-
Proceeds from factor	-	3,267,041	1,933,869
Repayments to factor	-	(3,522,845)	(1,678,065)
Repayments of notes payable	(10,168)	(73,383)	(50,814)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(174,842)	(155,177)	711,709

Net Increase (Decrease) in cash	-	-	-
CASH AND CASH EQUIVALENTS, Beginning of the Year/Period	-	-	-
CASH AND CASH EQUIVALENTS, End of the Year/Period	-	-	-

See accompanying notes to financial statements.

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Camelot Specialty Hospital of Cameron, LLC (d/b/a South Cameron Memorial Hospital)
Statement Of Cash Flows (continued0
For The Period From January 1, 2004 to March 31, 2004 and the Years Ended December 31, 2003 and 2002
	For The Period Ended March 31,	For The Year Ended December 31,
	2004	2003	2002
Supplemental Disclosure of Cash Flow Information
Cash Paid for:
Interest	$ -	$ -	$ -
Taxes	$ -	$ -	$ -

See accompanying notes to financial statements.

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Camelot Specialty Hospital of Cameron, LLC

(d/b/a South Cameron Memorial Hospital)

Notes to Consolidated Financial Statements

March 31, 2004 and December 31, 2003

Note 1   Nature of Operations

Cameron Specialty Hospital of Cameron, LLC, (“Camelot Hospital”) owns and operates a rural hospital in Cameron, Louisiana and a psychiatric hospital in Lake Charles, Louisiana.  The rural hospital is a general acute care facility that services patients of all ages.   The psychiatric hospital treats patients with varying degrees of mental illnesses.  On March 22, 2004, the hospital was acquired by Pacer.  (See Notes 2(A) and 14).

Note 2 Summary of Significant Accounting Policies

(A) Presentation of Financial Statements

On March 22, 2004, Camelot Hospital was acquired by Pacer Health Corporation.  The results of operations and cash flows for the period from March 23, 2004 through March 31, 2004 were not material. (See Note 14).

(B) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions about the future outcome of current transactions, which may affect the reporting and disclosure of these transactions.  Accordingly, actual results could differ from those estimates used in the preparation of these financial statements.

Significant estimates in 2004, 2003 and 2002 include contractual allowances on revenues and related accounts receivable, bad debt allowance on accounts receivable, bad debt allowance on other receivables and Medicare payable.

(C) Cash and Cash Equivalents

For the purpose of the cash flow statements, Camelot Hospital considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(D) Property and Equipment

Property and equipment are stated at cost.  Equipment, major renewals and improvements greater than $5,000 are capitalized; maintenance and repairs are charged to expense as incurred.  Gain or loss on disposition of property is recorded at the time of disposition.

Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, generally 30 years for buildings, 3 to 10 years for furniture, fixtures, and equipment and 3 to 5 years for vehicles, computer hardware, software, and communication systems.  Leasehold improvements are depreciated over the lesser of useful lives or lease terms including available option periods.

(E) Long-Lived Assets

Camelot Hospital reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable.  If the undiscounted future cash flows of the long-lived assets are less than the carrying amount, their carrying amounts are reduced to fair value and an impairment loss is recognized.  There were no impairment losses charged to the statements of operations for the period from January 1, 2004 through March 31, 2004 or the years ended December 31, 2003 and 2002, respectively.

(F) Intangibles and Other Long-Lived Assets

Camelot Hospital reviews the carrying value of intangibles and other long-lived assets for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of long-lived assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset or asset group is expected to generate.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value.  There were no impairment losses charged to the statements of operations for the period from January 1, 2004 through March 31, 2004 or the years ended December 31, 2003 and 2002, respectively.

(G) Revenue Recognition and Accounts Receivable

Camelot Hospital records revenue when persuasive evidence of an arrangement exists, services have been rendered, or product delivery has occurred, the sales price to the patient is fixed or determinable, and collectibility is reasonably assured.  Camelot Hospital also follows the industry specific revenue recognition criteria as delineated in the AICPA Audit and Accounting Guide “Health Care Organizations”.

Camelot Hospital’s Hospital has agreements with third-party payors that provide for payments to the Hospital at amounts different from its established rates.  A summary of the payment arrangements with major third-party payors follows:

Medicare:  Inpatient acute care services and outpatient services rendered to Medicare program beneficiaries are paid at prospectively determined rates.  These rates vary according to a patient classification system that is based on clinical, diagnostic, and other factors.  Inpatient nonacute services and defined capital and medical education costs related to Medicare beneficiaries are paid based on a cost reimbursement methodology.  The Hospital is reimbursed for cost reimbursable items at a tentative rate with final settlement determined after submission of annual cost reports by the Hospital and audits thereof by the Medicare fiscal intermediary.  The Hospital claims Medicare payments based on an interpretation of certain “disproportionate share” rules.

Medicaid:  Inpatient and outpatient services rendered to Medicaid program beneficiaries are reimbursed under a cost reimbursement methodology.  The Hospital is reimbursed at a tentative rate with final settlement determined after submission of annual cost reports by the Hospital and audits thereof by the Medicaid fiscal intermediary.

Laws and regulations governing the Medicare and Medicaid programs are extremely complex and subject to interpretation.  As a result, there is at least a reasonable possibility that recorded estimates could change by a material amount in the near term.

The Hospital also has entered into payment agreements with certain commercial insurance carriers, health maintenance organizations, and preferred provider organizations.  The basis for payment to the Hospital under these agreements includes prospectively determined rates per discharge, discounts from established charges, and prospectively determined daily rates.

Patient service revenue from hospital operations is recognized when the goods or services are provided to the patient and billed to the patient or third party payor.  Patient service revenue is reported net of estimated contractual allowances.  These third-party contractual adjustments are accrued on an estimated basis in the period the services are provided, and revenues in future periods are adjusted based on final settlements with the third party payors.  Management has recorded estimates for bad debt losses, which may be sustained in the collection of these receivables.  Although estimates with respect to realization of the receivables are based on Management’s knowledge of current events, Camelot Hospital’s collection history, and actions it may undertake in the future, actual collections may ultimately differ substantially from these estimates.  Receivables are written off when all legal actions have been exhausted.  (See Note 3.)

(H) Income Taxes

Camelot Hospital was organized as a limited liability company under the laws of the State of Louisiana.  As set forth under the Internal Revenue Code of 1986, as amended, and the corresponding Treasury Regulations, Camelot Hospital is not subject to income taxes.  Camelot Hospital is treated as a pass-through entity for the purposes of taxation.  Accordingly, no provision for income taxes were made. (See Note 11)

(I) Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value.  For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

The carrying amounts of Camelot Hospital’s short-term financial instruments, including patient receivables, other receivables, accounts payable, payables due to related party, and notes payable approximate fair value due to the relatively short period to maturity for these instruments.

(J) Segments

Camelot Hospital has adopted the provisions of SFAS No. 131, “Disclosures About Segments of An Enterprise and Related Information” (“SFAS 131”).  This statement requires public enterprises to report financial and descriptive information about its reportable operating segments and establishes standards for related disclosures about product and services, geographic areas, and major customers.  (See Note 13.)

(K) Concentrations

Camelot Hospital maintains its cash in bank deposit accounts, which, at times exceed federally insured limits.  At March 31, 2004 and December 31, 2003, Camelot Hospital did not have deposits in excess of federally insured limits.  Camelot Hospital has not experienced any losses in such accounts through March 31, 2004.

Note 3  Patient Accounts Receivable, Allowance for Contractuals, and Allowance for Doubtful Accounts

Patient Accounts Receivable at March 31, 2004 and December 31, 2003 were as follows:

	March 31, 2004	December 31, 2003
Patient accounts receivable	$2,724,793	$2,145,708
Allowance for contractual discounts	(1,471,388)	(1,158,682)
Allowance for doubtful accounts	(250,681)	(197,405)
Patient Accounts Receivable, net	$1,002,724	$789,621

Camelot Hospital derives a significant portion of its revenues from Medicare, Medicaid and other payers that receive discounts from Camelot Hospital’s standard charges.  Camelot Hospital must estimate the total amount of these discounts to prepare its consolidated financial statements.  The Medicare and Medicaid regulations and various managed care contracts under which these discounts must be calculated are complex and are subject to interpretation and adjustment.  Camelot Hospital estimates the allowance for contractual discounts on a payor-specific basis given its interpretation of the applicable regulations or contract terms.  These interpretations sometimes result in payments that differ from Camelot Hospital’s estimates.  Additionally, updated regulations and contract renegotiations occur frequently, necessitating regular review and assessment of the estimation process by management.  Changes in estimates related to the allowance for contractual discounts affect revenues reported in period in which the change in estimate occurred.

During the period from January 1, 2004 through March 31, 2004 and for the years ended December 31, 2003 and 2002, Camelot Hospital recorded bad debt expense for doubtful accounts relating to its patient receivables of $390,576, $960,206 and $539,800, respectively.  Camelot Hospital establishes an allowance for doubtful accounts to reduce the carrying value of patient receivables to their estimated net realizable value. The primary uncertainty of such allowances lies with uninsured patient receivables and deductibles, co-payments or other amounts due from individual patients.  (See Note 10 for bad debt expense recorded for related party payables).

Note 4  Other Receivables

Other receivables consist primarily of a property tax receivable and the State disproportionate share of Medicaid payments.  The property tax receivable consists of tax revenue levied by the Cameron Parish upon residents and businesses for the express purpose of subsidizing rural hospitals.  The State disproportionate receivable relates to disproportionate share payments.  Hospitals qualify for disproportionate share payments when their percentage of low-income patients exceeds 15%.  Under the Medicare, Medicaid and SCHIP Benefits Improvement and Protection Act of 2000 (“BIPA”), Camelot Hospital’s non-urban hospital in Cameron, Louisiana qualifies to receive disproportionate share payments.  These receivables come from governmental agencies.  All amounts due are typically remitted within a year.  Camelot Hospital has determined that no allowance for doubtful accounts is required since historically these receivables are remitted in full on a timely basis.  Total other receivables were $0 and $182,684 at March 31, 2004 and December 31, 2003, respectively.  The $182,684 was collected in full during February 2004.

Note 5  Property and Equipment, net

Equipment at March 31, 2004 and December 31, 2003 was as follows:

	March 31, 2004	December 31, 2003
Equipment	$49,867	$46,522
Less: accumulated depreciation	(1,697)	(14,402)
Equipment, net	$48,170	$32,120

Depreciation expense for the period from January 1, 2004 through March 31, 2004 and for the years ended December 31, 2003 and 2002 were $1,409, $6,129 and $10,915, respectively.

Note 6  Payables Due to Related Party

During the year ended December 31, 2003, Camelot Hospital was advanced funds by a company of which the President and Chief Executive Officer is a member.  The advances are due on demand.  The balance due to this related party was $566,411 and $589,627 as of March 31, 2004 and December 31, 2003, respectively.  Camelot Hospital also advanced funds to a company of which the President and Chief Executive Officer is a member.  These advances were written down ($47,904 and $190,228 in 2004 and 2003, respectively) as it was more likely than not that Camelot Hospital would not recover the advances.  (See Note 10).

Note 7  Sale of Accounts Receivable with Recourse

Camelot Hospital utilizes a receivables securitization program with a factoring company to provide a cost-effective source of working capital and short-term financing. Under the program, Camelot Hospital sells, with recourse, certain of its accounts receivable to a third party factoring company. Camelot Hospital has adopted the provisions of SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SFAS No. 140”), a replacement of FASB statement No. 125," which was effective for transfers and servicing of financial assets and extinguishments of liabilities after March 31, 2001. SFAS 140 revised the standards for accounting for securitizations and other transfers of financial assets and collateral. According to the criteria of SFAS No. 140, the receivables securitization transactions for Camelot Hospital have been accounted for as a liability and, as a result, the related receivables sold and a corresponding liability named "Liability on transferred accounts receivable" are included in the accompanying balance sheet until payment is received from the customer. The liability is secured by the sold accounts receivable, intangibles, inventory and proceeds. Under the details of the agreement, the finance company funds 80% of the receivables securitized to Camelot Hospital less fees and expenses. The remaining 20% is retained and remitted to Camelot Hospital when payment is received from the customer and is included under the caption "Due from Factor" in the accompanying balance sheet.  The factor charges a discount fee of 0.083% per day for accounts receivables aged from 0 to 120 days and 12% per day for accounts receivable aged over 120 days of the net collectible amount as defined in the agreement.

Camelot Hospital has received proceeds from the recourse sale of trade receivables totaling $3,267,041 and $1,933,869 for the years ended December 31, 2003 and 2002, respectively. In 2003 and 2002, the related fees and discounting expense of $81,516 and $25,937, respectively, have been included in "selling, general and administrative" in the accompanying Statements of Operations. The factor liability was fully paid as of October 2003.

Note 8  Notes Payable and Payroll Taxes Payable

(A)

Notes Payable

Notes Payable on March 31, 2004 and December 31, 2003 consists of the following:

	March 31, 2004	December 31, 2003
Note payable dated April 2002, original principal of $14,800, interest at 17%, due by April 2006, payable in 48 equal monthly installments and secured by medical equipment.	$6,784	$ 8,563

Note payable dated December 2, 2003, original principal of $16,900, interest rate of 10%, due by April 12, 2004, payable in five monthly installments.	7,012	14,770

	$13,796	$ 23,333

(B)

Payroll Taxes Payable

This liability represents the unpaid taxes for employee federal and state withholding taxes, employee and employer Social Security taxes, employee and employer Medicare taxes and federal unemployment tax.  Camelot Hospital has not made any payment arrangements to satisfy the liability.

Note 9  Medicare Payable

The Medicare payable consists of actual and estimated amounts due to Medicare as a result of cost reimbursements by Medicare in excess of what Camelot Hospital was entitled to.  Camelot Hospital has not made any payment arrangements to satisfy the liability.   The balance as of March 31, 2004 and December 31, 2003 was $1,358,798 and $1,358,821, respectively.

Note 10 Related Party Transactions

At March 31, 2004 and December 31, 2003 due to related party payables to a Company, of which the President and Chief Executive Officer is a member, were $566,411 and $589,627, respectively, non-interest bearing and due on demand.  (See Note 6)

During the period from January 1, 2004 through March 31, 2004, and for the years ended December 31, 2003 and 2002 Camelot Hospital recorded bad debt expense for doubtful accounts related to receivables from a Company, of which the President and Chief Executive Officer is a member, of $47,904, $190,228 and $0, respectively.  (See Note 6)

Camelot Hospital accrued $200,000 and $300,000 of management fees for the years ended December 31, 2003 and 2002, respectively, payable to a company, of which the President and Chief Executive Officer is a member.   This amount was offset by amounts advanced to a company, of which the President and Chief Executive Officer is a member, and subsequently written down as it is more likely than not that the amounts will be realized.  (See Note 6).

Note 11 Income Taxes

Camelot Hospital was organized as a limited liability company under the laws of the State of Louisiana.  As set forth under the Internal Revenue Code of 1986, as amended, and the corresponding Treasury Regulations, Camelot Hospital is not subject to income taxes.  Camelot Hospital is treated as a pass-through entity for the purposes of taxation.  Accordingly, no provision for income taxes was made.

Note 12 Segments and Concentrations

As of March 31, 2004 and December 31, 2003 Camelot Hospital only has one reportable and identifiable segment.  Therefore, the presentation of segment analysis pursuant to SFAS No. 131 is not required.  Hospital operations are conducted in Louisiana (Cameron and Lake Charles) representing the results of operations of one hospital.

These operations also reflect a 100% concentration in the geographic source of revenues that Camelot Hospital currently recognizes.   The hospital group in Louisiana includes a rural hospital and provides medical care as well geriatric psychiatric healthcare to various patients.

Note 13 Commitments

Camelot Hospital leases its hospital in Cameron, Louisiana and psychiatric facility in Lake Charles, Louisiana.  The following represent the expected future minimum lease payments for the facilities:

Year Ending December 31:
2004	$ 40,000
2005	40,000
2006	40,000
2007	40,000
2008	40,000
$ 200,000

Rent expense for the period from January 1, 2004 to March 31, 2004 and the Years Ended December 31, 2003 and 2002 were $115,465, $564,529 and $531,734, respectively.

Note 14 Subsequent Events

On February 2, 2004, Camelot Hospital entered into a management and acquisition  agreement with Pacer Health Corporation (“Pacer”).  The terms of the agreement provided for Pacer to provide management and administrative services, including but not limited to managing the day-to-day operations of the hospital.  The agreement requires Camelot Hospital to remit $25,000 per month as compensation for such services.

On March 22, 2004, Pacer acquired substantially all the assets and assumed certain liabilities of Camelot Hospital in a transaction that qualifies as a tax-free transaction.  The liabilities assumed include only the Medicare payable that was owed by Camelot Hospital as a result of reimbursements in excess of what Camelot Hospital was entitled to.  (See Note 9).In consideration for the transaction, the seller received 50,000,000 shares of common stock of Pacer.

On September 22, 2004, Camelot Hospital entered into a settlement agreement with respect to an outstanding Medicare liability for the stand alone year ended December 31, 2003.  The terms require monthly payments of $16,760.99 through July 2007.

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